2012 Outlook Conference Call December 9, 2011 Exhibit 99.2

Forward-Looking Statements

Statements made in the following presentation that relate to anticipated financial performance or business operations, business services and product prospects and plans, reinvestment opportunities, changes in the amount of cash flow testing reserves, regulatory developments, accounting standard changes and similar matters may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  All
statements, other than statements of current or historical facts, are forward-looking statements.  Forward-looking statements are subject to a number of risks, uncertainties and contingencies that may cause the operations, performance, development and results of our business to differ materially from those suggested by such statements.  Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements.  The modeled projections and related assumptions set forth on the following pages are necessarily speculative in nature.
Actual results may vary significantly and adversely from modeled projections, as the scenarios do not incorporate all risks to which Symetra could be exposed. The information contained in this presentation speaks as of December 9, 2011. Symetra undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise.  Historical results are not necessarily indicative of future results.  Future results, including our financial performance, business operations and trends in our business and industry, are subject to significant risks and uncertainties, including without limitation the following:
•
the effects of fluctuations in interest rates and a prolonged low interest rate environment;
• general economic, market or business conditions, including further economic downturns or other adverse conditions in the global and domestic capital and credit markets;
•
investment losses;
•
recorded reserves for future policy benefits and claims subsequently proving to be inadequate or inaccurate;
•
deviations from assumptions used in setting prices for insurance and annuity products or establishing cash flow testing reserves;
•
continued viability of certain products under various economic and other conditions;
•
market pricing and competitive trends related to insurance products and services;
•
changes in amortization of deferred policy acquisition costs and deferred sales inducements;
•
financial strength or credit ratings downgrades;
•
the availability and cost of capital and financing;
•
the continued availability and cost of reinsurance coverage;
•
changes in laws or regulations, or their interpretation, including those which could increase Symetra's business costs and required capital levels;
•
the ability of subsidiaries to pay dividends to Symetra;
•
the ability of the new executive leadership team to successfully implement business strategies;
•
the effects of implementation of  the Patient Protection and Affordable Care Act;
•
the effects of implementation of  the Dodd-Frank Wall Street Reform and Consumer Protection Act;
•
the effects of implementation of the new accounting standard for deferred acquisition costs; and
• the risks that are described from time to time in Symetra's filings with the Securities and Exchange Commission, including those in Symetra's
2010 Annual Report on Form 10-K and 2011 quarterly reports on Form 10-Q.

Executing on “Grow & Diversify” Strategy
• Driving profitable growth and diversifying revenue sources (especially important in prolonged low interest rate environment)
– Not taking easy route to growth
– Targeting markets and products that offer higher ROE
– Implementation risk – not balance sheet risk
• Sustaining current positions of strength in:
– Medical stop-loss
– Banking channel distribution of fixed annuities
– Excellent balance sheet and disciplined risk management

Grow & Diversify Initiatives
Growth and diversification goals within each division:
Benefits
– Group Life & Disability Income (DI) product platform
– Complete AUL
2
integration
Retirement
– Non-living benefits variable annuity (VA)
– Fixed indexed annuity (FIA)
Life
– Introduce universal life (UL) products for life professional distribution
– Introduce variable corporate-owned life (COLI)
1 Prior to 4Q11, Benefits division was called Group division.
2 American United Life Insurance Co.

1

Grow & Diversify:  Positive Long-Term Impact
2011 2012 2013 2014 2015
Net Contribution to Operating EPS
1
$(0.03) $(0.08) $(0.02) $0.07 $0.14
• 2012 earnings pressured by higher expenses related to investments in infrastructure
– More build cost to accelerate Group Life and DI
– Heavy VA build in 1H2012
– Steady, but more modest, cost to build product and distribution in Life
– All adding to the run-rate structural cost distribution and product support capabilities
• Pricing ROEs across all Grow & Diversify products are initially 12% or higher
• AUL is a net contributor to earnings in all years, with above-target ROE
• Full investment in Grow & Diversify initiatives is recovered by mid-2015
1 Denotes a non-GAAP financial measure also referred to as “adjusted operating income per common share – diluted.” See Appendix for definition.

$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2011 Guidance $1.35 - $1.40
2011 Items $0.03
2011 Baseline $1.35
DAC Accounting Change -$0.04
Grow & Diversify: Build -$0.04
Grow & Diversify: Ongoing -$0.04
Other[1] -$0.02
2012 Baseline $1.21
Earnings Drivers $0.04 to $0.19
2012 Guidance $1.25 - $1.40

SYMETRA

1 Includes impact of low interest rate environment.
2 Denotes a non-GAAP financial measure.  See Appendix for definition.
3 Commercial mortgage loans.
Operating EPS:  2011E – 2012E
(at 2% 10-Year Treasury rate, assumes no capital management)
Middle-to-Upper End of Guidance Range:
• Interest rate environment starts to improve
• Loss ratio at bottom of/below long-term target range
• Higher-than-targeted Benefits premium
• Favorable mortality experience
Lower End-to-Middle of Guidance Range:
• Less favorable CML margins and supply
• Loss ratio at top of/above long-term target range
• Unfavorable mortality experience
• Lower-than-targeted Benefits premium
• Unfavorable return on alternative investments
• Weaker-than-planned life and annuity sales early in year
6
2012 Guidance Range:  What Moves Us Up or Down (Earnings Drivers)
3
ROAE
2
:
approx. 8.8%
Operating

Retrospective adoption of new “successful efforts” guidance, effective 1/1/2012
• Primarily affects Deferred Annuities segment
• Policy acquisition costs for Benefits segment will be expensed as incurred
Future impact dependent on expected future sales levels, sales expense levels, and projected amortization
No material impact to 2012 Operating ROAE
No impact on Statutory surplus
1
Accounting Standards Update 2010-26, Financial Services – Insurance (ASU 2010-26), Accounting for Costs Associated
with Acquiring or Renewing Insurance Contracts.
2
Denotes a non-GAAP financial measure. See Appendix for definition and reconciliation to most directly comparable GAAP measure.
New Accounting for Deferred Acquisition Costs
1
7
$ in millions
Range of Estimated Impact
DAC Balance, 12/31/10 $    250.0 -12% to -18%
Book Value, 12/31/10 $ 2,380.6 -0.8% to -1.2%
Adjusted Book Value,
2
12/31/10 $ 1,948.1 -1.3% to -1.7%
2012  Operating EPS -$0.03 to -$0.04

2012 Impact from AUL Medical Stop-Loss
Renewal Rights Acquisition
• We expect to renew approximately two-thirds of the $120 million in AUL premium, at appropriate pricing
• Interim pressure on overall loss ratio expected as AUL policies transition to Symetra pricing levels
• Expense ratio expected to improve with further scale improvement
• Long-term target for overall loss ratio:  63% to 65%

Analysis of Low Interest Rates: Minimal Reinvestment Risk
• 2012 Plan assumes 2% 10-year Treasury rate for three-year period
• Reinvestment risk is relatively small due to:
• Effective ALM program (matching asset and liability cash flows)
• Flexibility from rate resetting capabilities (except in Income Annuities segment)
• Attractive investment opportunity in commercial mortgage loan originations
• Our estimates could be affected by changes in monetary policy, government programs to stimulate mortgage refinancing and significant increases in corporate refinance activity
Estimated Amount of
Reinvestment Risk Management Tools
Surplus ~ $250 CML
Deferred Annuity < $50 Rate resets
Income Annuity < $50 CML
BOLI < $350
CML, rate resets, other product
levers
$ in millions

We’re Focused on Building Long-Term Value
1. Symetra has market leadership positions in fixed deferred annuities sold in banks and medical stop-loss
2. Grow & Diversify initiatives aim to generate incremental growth from new, primarily non-interest rate sensitive earnings sources:
We’re leveraging existing strengths and building additional capabilities to expand product and distribution in
Benefits, Retirement
and
Life
divisions
3. Strong balance sheet provides a firm foundation
4. Focused on expanding operating ROAE over time

11 APPENDIX

Non-GAAP Measures
Operating return on average equity, or Operating ROAE
Operating return on average equity, or operating ROAE, consists of adjusted operating income for the most recent four quarters, divided by average adjusted book value, both of which are non-GAAP measures. We measure average adjusted book value by averaging adjusted book value for the most recent five quarters. Return on stockholders’ equity, or ROE, is the most directly comparable GAAP measure.
Return on stockholders’ equity for the most recent four quarters is calculated as net income for such period divided by the average stockholders’ equity for the most recent five quarters.
Adjusted Operating Income per Common Share – Diluted, or Operating EPS
Adjusted operating income per common share – diluted, consist of adjusted operating income, divided by the GAAP-basis weighted average diluted shares outstanding. Net income per common share – diluted is the most directly comparable GAAP measure to adjusted operating income per common share – diluted.
Adjusted Operating Income
Adjusted operating income consists of net income, less after-tax net realized investment gains (losses), plus after-tax net investment gains
(losses) on our fixed indexed annuity options. Net income is the most directly comparable GAAP measure to adjusted operating income.
Adjusted Book Value
Adjusted book value consists of stockholders’ equity, less accumulated other comprehensive income (AOCI). As of Dec. 31, 2010 this is calculated as follows ($ in millions):
As of
Dec. 31, 2010
Stockholders’ Equity $2,380.6
Less: AOCI 432.5
Adjusted Book Value $1,948.1

Symetra ® is a registered service mark of Symetra Life Insurance Company, 777 108 Ave. NE, Suite 1200, Bellevue, WA 98004. th